UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K
__________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2008

Shells Seafood Restaurants, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28258	65-0427966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL	33618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 961-0944

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On June 26, 2008, Shells Seafood Restaurants, Inc. (the “Company”) entered into a Limited Liability Limited Partnership Agreement (the “Partnership Agreement”) that became effective as of July 28, 2008 (the “Effective Date”), by and among Rock Beach Holdings, LLC (the “General Partner”), as general partner, and each of the Company, Philip R. Chapman and Barry Bernstein (collectively, the “Limited Partners”), as limited partners. The Partnership Agreement relates to the formation and operation of Rock Beach Grill of Pembroke Pines, LLLP, a Florida limited liability limited partnership (the “Partnership”). The General Partner is a subsidiary of the Company and holds a 1.0% general partnership interest. Mr. Chapman is the Company’s Chairman of the Board and holds more than 10.0% of the Company’s outstanding common stock. Mr. Bernstein is the father of Marc Bernstein, the Company’s Chief Executive Officer. The Company, Mr. Chapman, and Mr. Bernstein hold 69.0%, 15.0%, and 15.0% limited partnership interests, respectively.

The Partnership was formed for the purpose of owning a restaurant located in Pembroke Pines, Florida and operated as a “Rock Beach Grill,” a new restaurant concept developed by the Company. The restaurant had been previously operated by the Company as a “Shells” seafood restaurant. In exchange for its limited partnership interest, the Company contributed the net assets and leasehold interests of the restaurants, and Messrs. Chapman and Bernstein each contributed $87,500 for their limited partnership interests.

The Company will control and operate the Rock Beach Grill restaurant pursuant to a Management and License Agreement commencing as of the Effective Date (the “Management Agreement”) for a fee of 6.0% of the restaurant’s net sales.

The Partnership Agreement and the Management Agreement are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to such documents.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Item No.	Description

10.1	Limited Liability Limited Partnership Agreement of Rock Beach Grill of Pembroke Pines, dated June 26, 2008.

10.2	Management and License Agreement, dated June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELLS SEAFOOD RESTAURANTS, INC.
Date: August 1, 2008
	By:	/s/ Warren R. Nelson
	Name:	Warren R. Nelson
	Title:	President and Chief Financial Officer

Exhibit Index

Item No.	Description

10.1	Limited Liability Limited Partnership Agreement of Rock Beach Grill of Pembroke Pines, dated June 26, 2008.

10.2	Management and License Agreement, dated June 26, 2008.